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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 24, 2003

                            ROYAL APPLIANCE MFG. CO.
             (Exact name of registrant as specified in its charger)

                                     0-19431
                            (Commission File Number)

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
         Ohio                                                          34-1350353
         ----                                                          ----------
(State of Incorporation)                             (I.R.S. Employer Identification No.)
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                    7005 Cochran Road, Glenwillow, Ohio 44139
                    (Address of principal executive offices)

                                  440-996-2000
                         (Registrant's telephone number)

ITEMS 1-4. NOT APPLICABLE

ITEM 5. OTHER EVENTS

         On February 13, 2003, Royal Appliance Mfg. Co. ("Royal") issued a press release setting forth Royal's fourth-quarter and full year 2002 earnings. A copy of Royal's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.
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                                    SIGNATURE

         Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                       ROYAL APPLIANCE MFG. CO.
                                       ------------------------
                                             (Registrant)


Dated:  February 24, 2003              By: /s/ Michael J. Merriman
                                           -------------------------------------
                                           Michael J. Merriman,
                                           President and Chief Executive Officer


                                       4
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                                  EXHIBIT INDEX

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
Exhibit           Description
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
99.1              Press release dated February 13, 2003, issued by Royal Appliance Mfg. Co.
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